UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2006
Veridien Corporation
(Exact Name of Registrant as Specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-25555	59-3020382

(Commission File Number)	(IRS Employer Identification No.)

7600 Bryan Dairy Rd., Suite F, Largo, Florida	33777-1433

(Address of principal executive offices)	(Zip Code)
(727) 576-1600

(Registrant’s telephone number, including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
SIGNATURE

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
As previously reported on Form 8K March 9, 2005, on March 7, 2005 an unrelated third party, participating with the Registrant as permitted under the Registrant’s Agreement with Mycosol Inc. and their three Founding Shareholders acquired 458,333 shares of the common stock of Mycosol Inc. from the Registrant for $ 500,000. At that time, the Registrant agreed with the unrelated third party to permit such third person to (i) exchange until December 31, 2005 their 458,333 common shares of Mycosol Inc. for 9,803,992 common shares of the Registrant; or if not so exchanged (ii) commencing January 1, 2007 for a period of 3 months after notice by Registrant, to Put to the Registrant 229,167 common shares of Mycosol Inc. for $ 250,000, payable in cash or Registrant’s common stock at Registrant’s option. The full agreement with the unrelated third party was filed as Exhibit 10.37 to the Registrant’s 10Qsb for the period ended March 31, 2005.
As reported in the Registrant’s Form 10KSB for the year-ended December 31, 2005, the unrelated third party did not exercise the exchange option [(i ) above] before December 31, 2005.
As previously reported on Form 8K May 30, 2006, on May 23, 2006 the Registrant agreed with the unrelated third party to amend the terms of the original agreement to extend the expiration of the exchange option [(i) above] to July 10, 2006, thereby reviving that portion of the off-balance sheet arrangement that had previously expired.
On July 4, 2006 the Registrant received notification from the unrelated third party of their election to exercise the exchange option and a closing date of July 21, 2006 was agreed upon. On July 21, 2006 the Registrant issued 9,803,992 common shares to the third party in exchange for 458,333 shares of the common stock of Mycosol Inc. (under the terms of the agreement). The acquisition of the Mycosol shares increases the Registrant’s ownership in Mycosol to 53.27%. The 458,333 Mycosol common shares were originally sold to the unrelated third party (by the Registrant) for $ 500,000 cash in March 2005. Using that same valuation, which management still believes is appropriate, the effective price of the 9,803,992 shares of the common stock of the Registrant as issued was $ 0.051 per share.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
Common Stock
As part of the acquisition of assets detailed above, the Registrant issued 9,803,992 common shares. This issuance was considered exempt from registration by reason of Section 4(2) of the Securities Act.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIDIEN CORPORATION

Dated: July 24, 2006	By:	/s/ Sheldon C. Fenton
Sheldon C. Fenton
President & Chief Executive Officer

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